UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 9, 2010
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 9, 2010 discussing our first quarter fiscal 2011 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 7.01. Regulation FD Disclosure.
     We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 9, 2010 discussing our first quarter fiscal 2011 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
     The text included with this Report on Form 8-K and the replay of the conference call and webcast on September 9, 2010 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
     Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the growth opportunity for our firearm business in the consumer and professional channels and the markets for safety and security; orders we may receive from our contract award from the U.S. Bureau of Alcohol, Tobacco, Firearms & Explosives; the opportunities presented by governmental and law enforcement business for our firearm division; our ability to build a broad portfolio of proprietary products and the ability of such products to drive market share growth; the results of our increased ability to respond to customer requests for proposals; our assessment of the temporary nature of decreased purchases and lower inventories by firearm distributors and dealers; our ability to target additional segments of the perimeter security market; our ability to adapt our business to align with our target markets; our expectation to deliver growth across our company; our ability to increase our BODYGUARD® firearms production; our assessment of consumer demand for certain categories of our products, such as concealed carry and personal protection handguns, and the success of our products in those categories; the opportunity for federal agency business; changes in our international sales processes; our strategy to expand our hunting firearm business; the potential for firearm backlog orders to be cancelled prior to shipment; our ability to cultivate military business for our firearm and perimeter security divisions; potential reductions in our inventory levels; the success of our new products; our ability to broaden our end-user base; the ability of people, processes, and technology to expand our perimeter security market; the potential sales opportunity for the construction work zone safety market; our ability to expand our portfolio of proprietary barrier systems; the ability of our perimeter security division to build backlog; the potential value of proposals outstanding; the possibility of the market size resulting from the Chemical Facility Anti-Terrorism Standards and other industry standards; our perimeter security divisions ability to sustain growth; our ability to reduce our production in our firearm division; our number of outstanding shares; our anticipations for sales, gross margins, and operating expenses for the second quarter and full year fiscal 2011 for our company as a whole and its firearm and perimeter security divisions; our scheduled two-week shutdown at our Springfield and Houlton facilities; the effectiveness of our promotional tools; the costs of certain legal matters, including the Department of Justice investigation; the success of our Expeditionary Mobile Barrier; the impact of weather on our business, including production and backlog; the value proposition of our “Impact” black powder rifle; the success of our products for the youth market; and our anticipated effective tax rate. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; our ability to refinance our long-term debt; the state of the U.S. economy; general economic conditions and consumer spending patterns; speculation surrounding increased gun control, and heightened fear of terrorism and crime; the effect that fair value accounting relating to the Universal Safety Response, or USR, acquisition may have on our GAAP earnings as a result of increases or decreases in our stock price; our ability to integrate USR in a successful manner; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer and law enforcement channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce any new products; the success of any new product; the success of our diversification strategy, including the expansion of our markets; the diversification of our future revenue base resulting from the acquisition of USR; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Form 10-K Report for the fiscal year ended April 30, 2010.
     We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 9, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: September 9, 2010	By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
99.1	Transcript of conference call and webcast conducted on September 9, 2010.